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                                                                   EXHIBIT 10.37


                                  May 15, 1998

Paul Cassiday, General Partner
MBP Associates
900 Fort Street Mall, Suite 1450
Honolulu, Hawaii 96813

     OFN, INC. - ASSIGNMENT OF LEASE AGREEMENTS

Dear Mr. Cassiday:

     Pursuant to Section 12.1 of the Standard Industrial/Commercial Multi-Tenant Lease between MBP Associates ("Lessor") and OFN, INC. ("Lessee") dated April 1, 1997, as amended, for the premises 8230 B, Miralani Drive, San Diego, CA (the "Miralani Drive Lease"), this letter provides prior notice of a change in the control (as defined in the Miralani Drive Lease) of Lessee which shall constitute an assignment of the Miralani Drive Lease by Lessor to a wholly-owned subsidiary of Business Resource Group ("BRG"). By its signature below, BRG agrees to assume the obligations of Lessee under the Miralani Drive Lease to be effective upon consummation of the Asset Purchase Agreement by and between BRG and Lessee.

     Pursuant to Section 12.1 of the Standard Industrial/Commercial Single-Tenant Lease between MBP Associates ("Lessor") and OFN, INC. ("Lessee") dated October 16, 1992, as amended, for the premises 8070 Arjons Drive, San Diego, CA (the "Arjons Drive Lease"), this letter provides prior notice of a change in the control (as defined in the Arjons Drive Lease) of Lessee which shall constitute an assignment of the Arjons Drive Lease by Lessor to BRG. By its signature below, BRG agrees to assume the obligations of Lessee under the Arjons Drive Lease to be effective upon consummation of the Asset Purchase Agreement by and between BRG and Lessee.

     Please acknowledge the consent of Lessor to the above assignments by signing where indicated below.

                                        Sincerely,
                                        OFN, INC.,
                                        D.B.A. OFFICE FURNITURE NETWORKING

                                        /s/ DAVID NAGORSKI
                                        ----------------------------------------
                                        David Nagorski
                                        President

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AGREED TO AND ACCEPTED:                 AGREED TO AND ACCEPTED:
MPS ASSOCIATES                          BUSINESS RESOURCE GROUP

By: /s/ Paul R. Cassiday                By: /s/ J.W. Pent
    --------------------------------        ------------------------------------

Name: Paul R. Cassiday                  Name: J.W. Pent
      ------------------------------          ----------------------------------

Title: General Partner                  Title: President & CEO
       -----------------------------           ---------------------------------

Date: 5/21/98                           Date: 5/22/98
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